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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)          April 11, 2001
                                                 ------------------------------


                                    INTEGRA, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        Delaware                         1-13177                 13-3605119
---------------------------------   ---------------       --------------------------
(State or Other Jurisdiction        (Commission File             (IRS Employer
    of Incorporation)                       Number)              Identification No.)



        1060 First Avenue, King of Prussia, PA              19406
----------------------------------------------       ---------------------
    (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code           610-992-7000
                                                     --------------------------



          -------------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report


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Item 4.  Change in Registrant's Certifying Accountant.

        On April 11, 2001, Integra, Inc. (the "Registrant") dismissed its principal accountant, PricewaterhouseCoopers, LLP, 2001 Market Street, Suite 1700, Philadelphia, PA 19103. The decision to change accountants was recommended by the audit committee of the Registrant's Board of Directors and was approved by the Registrant's Board of Directors on April 11, 2001.

        The former accountant's reports on the Registrant's financial statements for each of the past two years contained no adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

        During the Registrant's two most recent fiscal years in the period ended December 31, 2000, and during the period from January 1, 2001 through and including April 11, 2001, there were no disagreements between the Registrant and the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

        During the Registrant's two most recent fiscal years in the period ended December 31, 2000, and during the period from January 1, 2001 through and including April 11, 2001, the former accountants did not advise the Registrant that: (a) internal controls necessary for the Registrant to develop reliable financial statements did not exist; (b) information had come to the former accountant's attention that led it to no longer be able to rely on management's representation or that made it unwilling to be associated with the financial statements prepared by management; (c) the former accountant needed to expand significantly the scope of its audit, or that information had come to the former accountant's attention that, if further investigated, might have materially impacted the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent audited financial statements, or cause it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements; or (d) that information had come to the former accountant's attention it had concluded materially impacted the fairness or reliability of a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal period subsequent to the most recent audited financial statements and the issue was not resolved to the former accountant's satisfaction prior to its dismissal.

        The Registrant has requested that PricewaterhouseCoopers, LLP furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statement.

        On April 11, 2001, the Registrant engaged Ernst & Young LLP, 2001 Market Street, Suite 4000, Philadelphia, PA 19103 to be its principal accountant. During the Registrant's two most recent fiscal years in the period ended December 31, 2000 and during the period from January 1, 2001 through and including April 11, 2001, neither the Registrant, nor anyone acting on its behalf, has consulted the newly engaged accountant regarding either: (a) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit
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opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided that the new accountant concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement with the former accountant or a reportable event.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INTEGRA, INC.



                                     By:    /s/ Jack N. Brown
                                         --------------------------------------
                                         Jack N. Brown, Chief Financial Officer

                                     Date: April 17, 2001
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